UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2012 (February 21, 2012)

LOJACK CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-8439	04-2664794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pequot Way, Canton, Massachusetts 02021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 781-302-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2012, LoJack Corporation, or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the year ended December 31, 2011. A copy of the Company’s press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated February 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOJACK CORPORATION (Registrant)

By:	/s/ Donald R. Peck
Donald R. Peck
Executive Vice President and Chief Financial Officer

Date: February 22, 2012